Exhibit 99.1


                  HEARTLAND FINANCIAL USA, INC.
                   DIVIDEND REINVESTMENT PLAN
                       AUTHORIZATION FORM



(NAME AND ADDRESS)


CHECK THE PARTICIPATION OPTION BELOW IN WHICH YOU WISH TO ENROLL:


FULL DIVIDEND REINVESTMENT

----- Reinvest all dividends payable on all shares including book-entry and Plan shares.


PARTIAL DIVIDEND REINVESTMENT

----- Reinvest dividends on ----- shares and send cash dividends on the balance of shares. (Direct Deposit available - Complete a Direct Deposit Authorization form.)

----- Send cash dividends on all certificated or book entry shares and reinvest the dividends on all Plan shares.
          (Direct Deposit available - Complete a Direct Deposit
          Authorization form.)


SHARE SAFEKEEPING ONLY

-----     Deposit certificates for safekeeping only (book entry)
          - No Reinvestment. (Complete a Safekeeping Deposit form.)

----- Deposit certificates for safekeeping (book entry) and enroll me in the Plan as indicated above. (Complete a Safekeeping Deposit form.)


        COMPLETE THIS FORM BY SIGNING ON THE REVERSE SIDE

If no participation option is indicated on the reverse side, the account will be enrolled in Full Dividend Reinvestment. IF YOU
DO NOT WISH TO PARTICIPATE IN ONE OF THE OPTIONS DESCRIBED ON THE
REVERSE SIDE, THIS FORM DOES NOT NEED TO BE RETURNED.



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Stockholder Signature                        Date


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Stockholder Signature                        Date


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Stockholder Signature                        Date


NOTE:  ALL OWNERS LISTED ON THE ACCOUNT MUST SIGN THIS FORM.


RETURN THE SIGNED AUTHORIZATION FORM ALONG WITH OTHER REQUIRED
DOCUMENTS IN THE ENVELOPE PROVIDED TO:

                    ADMINISTRATION DEPARTMENT
                  HEARTLAND FINANCIAL USA, INC
                        1398 CENTRAL AVE
                           PO BOX 778
                     DUBUQUE IA  52004-0778
                         (563) 589-2100